Subsequent event	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Subsequent event
38.	SUBSEQUENT EVENT

38.1	Approval of the transaction between Embraer and The Boeing Company

On January 10, 2019 the Brazilian Federal Government informed that it would not exercise the veto right on the strategic partnership between Embraer and The Boeing Co., under the terms mentioned in item 1 (Operations). Thereafter, on January 11, 2019 the Company’s Board of Directors decided (i) to ratify the resolution of December 17, 2018 that approved the Transaction; (ii) to authorize the execution of the Master Transaction Agreement, which provides the terms and conditions for the consummation of the strategic partnership in connection with the commercial aviation, the Contribution Agreement, which provides the terms and conditions for the creation of a joint venture for the promotion and development of new markets and applications for the multi-mission airplane KC-390, as well as of the other agreements and documents necessary or convenient for the consummation of the Transaction; and (iii) to authorize, after the approval of the Transaction by Embraer’s shareholders, the executive officers to perform any act necessary for the consummation of the Transaction, including the transfer to the new company of the net equity comprised by assets, debts, properties, rights and obligations related to the commercial aviation business unit.

On January 24, 2019 Embraer and The Boeing Company entered into the Master Transaction Agreement and the Contribution Agreement and on February 26, 2019 the shareholders of the Company approved, with 96.8% of valid votes, the strategic partnership with The Boeing Company, as stated in the Management’s Proposal disclosed on January 24, 2019.

The consummation of the Transaction will be subject to (i) approval by antitrust authorities in Brazil, in the United States and other applicable jurisdictions; and (ii) the satisfaction of other conditions customary in similar transactions.